                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11
     (1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     (5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
        ------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     (3) Filing Party:
        ------------------------------------------------------------------------
     (4) Date Filed:
        ------------------------------------------------------------------------

                    MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                 P.O. BOX 2798
                        BOSTON, MASSACHUSETTS 02208-2798

March 31, 1997

Dear Shareholder:

    The enclosed proxy statement relates to a special meeting of the Shareholders of Morgan Stanley Institutional Fund, Inc. (the "Fund"). On February 4, 1997, Morgan Stanley Group Inc., the parent corporation of the Fund's investment adviser entered into an Agreement and Plan of Merger with Dean Witter, Discover & Co. Pursuant to the merger agreement, your Fund's investment adviser will become a direct subsidiary of the merged company, which will be named Morgan Stanley, Dean Witter, Discover & Co. Your Fund's investment adviser will continue to provide the Fund with investment advisory and management services following the merger. The primary purpose of the special meeting is to permit the Fund's Shareholders to consider a new investment advisory agreement to take effect following the merger. The new investment advisory agreement between the Fund and its investment adviser will be identical to the Fund's current investment advisory agreement, except for the dates of execution, effectiveness and initial term.

    The attached proxy statement seeks Shareholder approval on this item. Although we encourage you to read carefully the full proxy statement, we have created a brief question-and-answer section for your convenience.

                 YOUR VOTE IS IMPORTANT AND YOUR PARTICIPATION
             IN THE GOVERNANCE OF THE FUND DOES MAKE A DIFFERENCE.

    The proposal has been unanimously approved by the Board of Directors of the Fund, who recommend you vote "FOR" the proposal. YOUR IMMEDIATE RESPONSE WILL HELP PREVENT THE NEED FOR ADDITIONAL SOLICITATIONS. We look forward to your participation, and we thank you for your continued confidence in Morgan Stanley Institutional Fund, Inc.

    PLEASE SIGN AND RETURN YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID
ENVELOPE.

                                 Sincerely,

                                 Warren J. Olsen

                                 President

                     INFORMATION ABOUT YOUR PROXY STATEMENT

Q.    WHY AM I RECEIVING THIS PROXY STATEMENT?
A. The direct parent company of your investment adviser is merging with another company and, as a result, your consent is being sought on:

      / /    approval of a new investment advisory agreement.

      Please refer to the proxy statement for a detailed explanation of the proposed item.

Q.    HOW WILL THIS AFFECT MY ACCOUNT?
A. You can expect the same management expertise and Shareholder service you are currently receiving. The new investment advisory agreement between the Fund and its investment adviser will be identical to the Fund's current investment advisory agreement, except for the dates of execution, effectiveness and initial term.

Q.    WHY DO I NEED TO VOTE?
A. Your vote is needed to ensure that the proposal can be acted upon. Your immediate response on the enclosed proxy card will help prevent the need for any further solicitations for a Shareholder vote. We encourage all Shareholders to participate in the governance of their Fund.

Q.    HOW DOES THE BOARD OF DIRECTORS SUGGEST THAT I VOTE?
A. After careful consideration, the Board of Directors of the Fund unanimously recommends that you vote "FOR" the item proposed on the enclosed proxy card.

Q.    WHO IS PAYING FOR EXPENSES RELATED TO THE SHAREHOLDER MEETING?
A. The Fund's investment adviser or its affiliates will pay for expenses relating to the Shareholder meeting. The Fund will not pay any expenses relating to the Shareholder meeting.

Q.    WHERE DO I MAIL MY PROXY CARD?
A.    You may use the enclosed postage-paid envelope or mail your proxy card to:
          Proxy Tabulator
          P.O. Box 9113
          Hingham, MA 02043-9888

Q.    WHO DO I CALL IF I HAVE QUESTIONS?
A. We will be happy to answer your questions about the proxy solicitation. Please call us at 1-800-733-8481 Ext. 453 between 9:00 a.m. and 11:00 p.m. Eastern Time, Monday through Friday.

                    MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                 P.O. BOX 2798
                        BOSTON, MASSACHUSETTS 02208-2798

                                 --------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                  MAY 1, 1997

                                 --------------

    A Special Meeting of Shareholders (the "Meeting") of Morgan Stanley Institutional Fund, Inc. (the "Fund"), will be held at the offices of Morgan Stanley Asset Management Inc., Conference Room 3, 22nd Floor, 1221 Avenue of the Americas, New York, New York 10020 on Thursday, May 1, 1997 at 10:30 a.m. (Eastern Time) for the following purposes:

    1.  To approve or disapprove a new investment advisory agreement; and

    2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

    Shareholders of record at the close of business on March 21, 1997 are entitled to notice of and to vote at this Meeting or any adjournment thereof. The enclosed proxy card(s) will enable you to vote with respect to the Portfolio(s) in which you are a shareholder. (You will receive a separate solicitation for each account you have with the Fund and a separate proxy card for each Portfolio in which such accounts have an investment.)

                                 By Order of the Board of Directors

                                 Valerie Y. Lewis, Secretary

March 31, 1997

                    MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                 P.O. BOX 2798
                        BOSTON, MASSACHUSETTS 02208-2798

                                 --------------

                                PROXY STATEMENT

                                 -------------

                        SPECIAL MEETING OF SHAREHOLDERS
                                  MAY 1, 1997

    This proxy statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Morgan Stanley Institutional Fund, Inc. (the "Fund") of proxies to be voted at a Special Meeting of Shareholders and all adjournments thereof (the "Meeting"), to be held at the offices of Morgan Stanley Asset Management Inc. ("MSAM" or the "Adviser"), Conference Room 3, 22nd Floor, 1221 Avenue of the Americas, New York, New York 10020 on Thursday, May 1, 1997 at 10:30 a.m. (Eastern Standard Time). The approximate mailing date of this proxy statement and accompanying form of proxy is March 31, 1997.

    The primary purpose of the Meeting is to permit the Fund's Shareholders to consider a New Advisory Agreement (defined below) to take effect following the consummation of the transactions contemplated by an Agreement and Plan of Merger, dated as of February 4, 1997 (the "Merger Agreement"), between Dean Witter, Discover & Co. ("Dean Witter Discover") and Morgan Stanley Group Inc. ("MS Group"), the direct parent of MSAM, the Fund's investment adviser. Pursuant to the Merger Agreement, MSAM will become a direct subsidiary of the merged company, which will be called Morgan Stanley, Dean Witter, Discover & Co. The Fund's New Advisory Agreement (defined below) is identical to the Fund's Current Advisory Agreement (defined below), except for the dates of execution, effectiveness and initial term.

    Participating in the Meeting are holders of shares of capital stock, par value $.001 per share (collectively, the "Shares"), of the Fund. The Board has fixed the close of business on March 21, 1997, as the record date (the "Record Date") for the determination of holders of Shares of the Fund entitled to vote at the Meeting. Shareholders of the Fund on the Record Date will be entitled to one vote for each Share of the Fund then held and a fraction of a vote equal to the proportion of a full Share represented by the fractional Share with respect to the proposal submitted to the Shareholders of the Fund.

    THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR ITS FISCAL YEAR ENDED DECEMBER 31, 1996 TO ANY SHAREHOLDER REQUESTING SUCH REPORT. REQUESTS FOR THE ANNUAL REPORT SHOULD BE MADE IN WRITING TO MORGAN STANLEY INSTITUTIONAL FUND, INC., P.O. BOX 2798 BOSTON, MASSACHUSETTS 02208-2798 OR BY CALLING 1-800-867-5309.

    At the close of business on March 21, 1997, there were issued and outstanding 2,462,227,485.379 Shares of the Fund consisting of the following number of Shares of each of the 29 portfolios of the Fund (each a "Portfolio" and, collectively, the "Portfolios"):

PORTFOLIO                                                       SHARES
--------------------------------------------------------------  -------------------
Active Country Allocation Portfolio...........................       16,533,365.069
Aggressive Equity Portfolio...................................        8,065,138.929
Asian Equity Portfolio........................................       19,151,771.872
Balanced Portfolio............................................          823,712.905
China Growth Portfolio*.......................................                    0
Emerging Growth Portfolio.....................................        4,674,825.324
Emerging Markets Portfolio....................................       95,731,615.114
Emerging Markets Debt Portfolio...............................       19,976,515.939
Equity Growth Portfolio.......................................       29,279,950.463
European Equity Portfolio.....................................       12,856,732.801
Fixed Income Portfolio........................................       12,471,029.394
Global Equity Portfolio.......................................        5,208,491.304
Global Fixed Income Portfolio.................................       10,559,989.169
Gold Portfolio................................................         3,933,386.42
High Yield Portfolio..........................................       11,814,732.365
International Equity Portfolio................................      140,273,262.293
International Magnum Portfolio................................       12,248,927.512
International Small Cap Portfolio.............................       14,058,557.085
Japanese Equity Portfolio.....................................       20,572,249.527
Latin American Portfolio......................................        4,372,009.867
MicroCap Portfolio*...........................................                    0
Money Market Portfolio........................................    1,280,400,411.590
Mortgage-Backed Securities Portfolio*.........................                    0
Municipal Bond Portfolio......................................        4,203,658.196
Municipal Money Market Portfolio..............................      707,635,339.910
Small Cap Value Equity Portfolio..............................        2,611,158.281
Technology Portfolio..........................................          497,847.571
U.S. Real Estate Portfolio....................................       16,765,031.124
Value Equity Portfolio........................................        7,507,775.355

*The China Growth, MicroCap and Mortgage-Backed Securities Portfolios have not yet commenced operations and have no Shares outstanding as of the Record Date.

VOTING

    To become effective with respect to a Portfolio, the New Advisory Agreement must be approved by the vote of a majority of the outstanding voting securities of that Portfolio. The "vote of a majority of the outstanding voting securities" is defined under the Investment Company Act of 1940, as amended (the "1940 Act") as the lesser of the vote of (i) 67% or more of the Shares of the Portfolio entitled to vote thereon present at the Meeting if the holders of more than 50% of the outstanding Shares are present in person or represented by proxy; or (ii) more than 50% of the outstanding Shares of the Portfolio entitled to vote thereon.

    The Board recommends that you cast your vote:

    -  FOR approval of the New Advisory Agreement.

    All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted "FOR" the proposal as to which it is entitled to vote. Abstentions and proxies signed and returned by brokers without voting on a proposal ("broker non-votes") will not be counted for or against the proposal, but WILL BE counted as votes present for purposes of determining whether a quorum is present. Abstentions and broker non-votes will be counted as votes present for purposes of determining a "majority of the outstanding voting securities" present at the Meeting and will, therefore, have the effect of counting against the Proposal. A majority of the outstanding Shares entitled to vote on a proposal must be present in person or by proxy to have a quorum to conduct business at the Meeting.

    Shareholders who execute proxies may revoke them at any time before they are voted by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

              THE PROPOSAL:  APPROVAL OF A NEW ADVISORY AGREEMENT

MORGAN STANLEY ASSET MANAGEMENT INC. (MSAM)

    MSAM, located at 1221 Avenue of the Americas, New York, New York 10020, acts as investment adviser for each Portfolio of the Fund. MSAM has acted as investment adviser for the Portfolios since each Portfolio commenced its investment operations.

    MSAM currently is a wholly-owned subsidiary of MS Group and provides a broad range of portfolio management services to customers in the United States and abroad. At December 31, 1996, MSAM, together with its affiliated asset management companies managed investments totaling approximately $162 billion.

    Set forth below is the name, address and principal occupation of the principal executive officer and each director of MSAM:

               NAME AND ADDRESS                         PRINCIPAL OCCUPATION
----------------------------------------------  ------------------------------------
Barton M. Biggs,                                Chairman and Managing Director,
CHAIRMAN OF THE BOARD OF DIRECTORS              MSAM; Managing Director of Morgan
1221 Avenue of the Americas                     Stanley & Co. Incorporated; Chairman
New York, New York 10020                        of Morgan Stanley Asset Management
                                                Limited

Peter A. Nadosy,                                Vice Chairman, Director and Managing
VICE-CHAIRMAN OF THE BOARD OF DIRECTORS         Director, MSAM; Managing Director of
1221 Avenue of the Americas                     Morgan Stanley & Co. Incorporated;
New York, New York 10020                        Director of Morgan Stanley Asset
                                                Management Limited

James M. Allwin,                                President, Director and Managing
DIRECTOR AND PRESIDENT                          Director, MSAM; Managing Director of
1221 Avenue of the Americas                     Morgan Stanley & Co. Incorporated;
New York, New York 10020                        President of Morgan Stanley Realty
                                                Inc.

Gordon S. Gray,                                 Director and Managing Director,
DIRECTOR                                        MSAM; Managing Director of Morgan
1221 Avenue of the Americas                     Stanley & Co. Incorporated
New York, New York 10020

Dennis G. Sherva,                               Director and Managing Director,
DIRECTOR                                        MSAM; Managing Director of Morgan
1221 Avenue of the Americas                     Stanley & Co. Incorporated
New York, New York 10020

INFORMATION CONCERNING MORGAN STANLEY GROUP INC. (MS GROUP)

    MS Group and various of its directly or indirectly owned subsidiaries, including Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co."), a registered broker-dealer, MSAM, a registered investment adviser, and Morgan Stanley International, provide a wide range of financial services on a global basis. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring, real estate, project finance and other corporate finance advisory activities; merchant banking and other principal investment activities; stock brokerage and research services; asset management; the trading of foreign exchange and commodities as well as derivatives on a broad range of asset categories, rates and indices; real estate advice, financing and investing; and global custody, securities clearance services and securities lending.

INFORMATION CONCERNING DEAN WITTER, DISCOVER & CO. (DEAN WITTER DISCOVER)

    Dean Witter Discover is a diversified financial services company offering a broad range of nationally marketed credit and investment products with a primary focus on individual customers. Dean Witter Discover has two principal lines of business: credit services and securities. Its credit services business consists primarily of the issuance, marketing and servicing of general purpose credit cards and the provision of transaction processing services, private-label credit card services and real estate secured loans. It is the largest single issuer of general purpose credit cards in the United States, as measured by number of accounts and cardmembers and the third largest originator and servicer of credit card receivables, as measured by managed loans. Dean Witter Discover's securities business is conducted primarily through its wholly-owned subsidiaries, Dean Witter Reynolds Inc. ("DWR") and Dean Witter InterCapital Inc. ("Intercapital"). DWR is a full-service securities firm offering a wide variety of securities products to serve the investment needs of individual clients through over 9,100 professional account executives located in 371 branch offices. DWR is among the largest NYSE members and is a member of other major securities, futures and options exchanges. Intercapital is a registered investment adviser that, along with its subsidiaries, services investment companies, individual accounts and institutional portfolios.

THE MERGER

    Pursuant to the Merger Agreement, MS Group will be merged (the "Merger") with and into Dean Witter Discover and the surviving corporation will be named Morgan Stanley, Dean Witter, Discover & Co. Following the Merger, MSAM will be a direct subsidiary of Morgan Stanley, Dean Witter, Discover & Co.

    Under the terms of the Merger Agreement, each of MS Group's common shares will be converted into the right to receive 1.65 shares of Morgan Stanley, Dean Witter, Discover & Co. common stock and each issued and outstanding share of Dean Witter Discover common stock will remain outstanding and will thereafter represent one share of Morgan Stanley, Dean Witter, Discover & Co. common stock. Following the Merger, MS Group's former Shareholders will own approximately 45% and Dean Witter Discover's former Shareholders will own approximately 55% of the outstanding shares of common stock of Morgan Stanley, Dean Witter, Discover & Co.

    The Merger is expected to be consummated in mid-1997 and is subject to certain closing conditions, including certain regulatory approvals and the approval of Shareholders of both MS Group and Dean Witter Discover.

    The Board of Directors of Morgan Stanley, Dean Witter, Discover & Co. initially will consist of fourteen members, two of whom will be MS Group insiders and two of whom will be Dean Witter Discover insiders. The remaining ten directors will be independent directors, with MS Group and Dean Witter Discover each nominating five of the ten. The Chairman and Chief Executive Officer of Morgan Stanley, Dean Witter, Discover & Co. will be the current Chairman and Chief Executive Officer of Dean Witter Discover, Phillip Purcell. The President and Chief Operating Officer of Morgan Stanley, Dean Witter, Discover & Co. will be the current President of MS Group, John Mack.

    The Adviser does not anticipate any reduction in the quality of services now provided to the Fund and does not expect that the Merger will result in any material changes in the business of the Adviser or in the manner in which the Adviser renders services to the Portfolios. Nor does the Adviser anticipate that the Merger or any ancillary transactions will have any adverse effect on its ability to fulfill its obligations under the New Advisory Agreement (as defined below) with the Fund or to operate its business in a manner consistent with past business practice.

THE ADVISORY AGREEMENTS

    In anticipation of the Merger, a majority of the Directors of the Fund, including a majority of the Directors who are not (i) parties to the new investment advisory agreement between the Fund and MSAM (the "New Advisory Agreement") or (ii) interested persons of any such party, approved the New Advisory Agreement. The form of the New Advisory Agreement is identical to the Current Advisory Agreement (defined below), except for the date of execution, effectiveness and initial term. The holders of a majority of the outstanding voting securities (within the meaning of the 1940 Act) of each Portfolio are being asked to approve the New Advisory Agreement. See "The New Advisory Agreement" below.

    The following summary of the Current Advisory Agreement and the New Advisory Agreement is qualified by reference to Annex A.

    THE CURRENT ADVISORY AGREEMENT. The current advisory agreement, dated October 1, 1988 (the "Current Advisory Agreement"), provides that MSAM will supply investment research and portfolio management, including the selection of securities for each Portfolio of the Fund to purchase, hold or sell and the selection of brokers through whom that Portfolio's portfolio transactions are executed. The Current Advisory Agreement also provides that, at the request of the Fund, MSAM may administer the business affairs of the Fund, furnish offices, necessary facilities and equipment, provide administrative services, and permit its officers and employees to serve without compensation as Directors and officers of the Fund if duly elected to such positions.

    The Current Advisory Agreement provides that MSAM shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the Current Advisory Agreement relates except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

    Since the beginning of the last fiscal year, the Board has reviewed the Current Advisory Agreement on two occasions. At a meeting of the Board held on January 28, 1996, a majority of the Board, including a majority of the Directors who are not "interested parties" as defined by the 1940 Act ("Independent Directors"), approved the Current Advisory Agreement for continuance for the year beginning April 14, 1996, upon the same terms and conditions as set forth in the Current Advisory Agreement. At a meeting of the Board held on February 13, 1997, a majority of the Board, including a majority of the Independent Directors, approved the Current Advisory Agreement for continuance for the year beginning April 14, 1997, upon the same terms and conditions as set forth in the Current Advisory Agreement.

    Under the Current Advisory Agreement the Fund pays the Adviser as compensation for the services rendered an annual fee equal to an annual percent of the average daily net assets of each Portfolio of the Fund. Set forth for each Portfolio in the table below is: (i) the advisory fee payable as a percentage of net assets, (ii) the net advisory fee payable after fee waivers or expense reimbursements as a percentage of net assets, (iii) the net dollar amount of fees paid, (iv) the dollar amount of fees waived and (v) the date the Current Advisory Agreement was last effectively approved by Shareholders of each Portfolio.

                                                                INVESTMENT ADVISORY
                                                                    FEES--FISCAL
                                                                     YEAR ENDED
                                                                 DECEMBER 31, 1996
                                       NET ADVISORY FEE    ------------------------------     DATE OF LAST
                                        (AFTER EXPENSE      NET FEES      AMOUNT WAIVED        EFFECTIVE
                       CONTRACTUAL       REIMBURSEMENT        PAID      AND/OR REIMBURSED     SHAREHOLDER
     PORTFOLIO        ADVISORY FEE    AND/OR FEE WAIVER)      (000)           (000)             APPROVAL
-------------------  ---------------  -------------------  -----------  -----------------  ------------------
Active Country               0.65               0.36              668             501      April 14, 1992
  Allocation
  Portfolio
Aggressive Equity            0.80               0.56              280             120      March 8, 1995
  Portfolio
Asian Equity                 0.80               0.55            2,530             848      April 14, 1995
  Portfolio
Balanced Portfolio           0.50               0.00             None              95      February 20, 1990
China Growth                 1.25                 NA               NA              NA      February 2, 1994
  Portfolio*
Emerging Growth              1.00               0.95              978              47      November 11, 1989
  Portfolio
Emerging Markets             1.25               1.25           15,368            None      September 25, 1992
  Portfolio

                                                                INVESTMENT ADVISORY
                                                                    FEES--FISCAL
                                                                     YEAR ENDED
                                                                 DECEMBER 31, 1996
                                       NET ADVISORY FEE    ------------------------------     DATE OF LAST
                                        (AFTER EXPENSE      NET FEES      AMOUNT WAIVED        EFFECTIVE
                       CONTRACTUAL       REIMBURSEMENT        PAID      AND/OR REIMBURSED     SHAREHOLDER
     PORTFOLIO        ADVISORY FEE    AND/OR FEE WAIVER)      (000)           (000)             APPROVAL
-------------------  ---------------  -------------------  -----------  -----------------  ------------------
Emerging Markets             1.00               1.00            1,887            None      November 12, 1993
  Debt Portfolio
Equity Growth                0.60               0.36            1,043             150      April 12, 1992
  Portfolio
European Equity              0.80               0.64              832             203      January 31, 1991
  Portfolio
Fixed Income                 0.35               0.20              323             236      April 14, 1992
  Portfolio
Global Equity                0.80               0.65              512             118      January 31, 1991
  Portfolio
Global Fixed Income          0.40               0.18              210             227      April 14, 1992
  Portfolio
Gold Portfolio               1.00               0.52              145             129      November 12, 1993
High Yield                   0.50               0.43              382              57      September 28, 1992
  Portfolio
International                0.80               0.78           15,387             474      August 4, 1989
  Equity Portfolio
International                0.80               0.26              125             257      March 15, 1996
  Magnum Portfolio
International Small          0.95               0.87            1,914             178      December 15, 1992
  Cap Portfolio
Japanese Equity              0.80               0.73            1,513             129      November 12, 1993
  Portfolio
Latin American               1.10               0.62              166             121      January 18, 1995
  Portfolio
MicroCap Portfolio*          1.00                 NA               NA              NA      December 29, 1995
Money Market                 0.30               0.30            3,343            None      November 15, 1988
  Portfolio
Mortgage-Backed              0.35                 NA               NA              NA      November 12, 1993
  Securities
  Portfolio*
Municipal Bond               0.35               0.07               30             105      January 18, 1995
  Portfolio
Municipal Money              0.30               0.30            1,932            None      February 10, 1989
  Market Portfolio
Small Cap Value              0.85               0.53              219             126      December 15, 1992
  Equity Portfolio
Technology                   1.00               0.00             None              99      September 16, 1996
  Portfolio
U.S. Real Estate             0.80               0.66              834             184      February 24, 1995
  Portfolio
Value Equity                 0.50               0.42              562              94      January 31, 1990
  Portfolio

* The China Growth, MicroCap and Mortgage-Backed Securities Portfolios have not yet commenced operations.

    MSAM's activities are subject to the review and supervision of the Board, to which the Adviser renders periodic reports with respect to the Portfolios' investment activities. The Current Advisory Agreement may be terminated (i) with respect to a Portfolio, by any Portfolio at any time, without penalty, by vote of a majority of the Board or by vote of a majority of the outstanding voting securities of the Portfolio on 60 days' written notice to the Adviser, or (ii) by the Adviser, at any time, without penalty, upon 90 days' written notice to the Fund. The Current Advisory Agreement also provides that it will automatically terminate in the event of its assignment.

    The name, net assets as of December 31, 1996, contractual advisory fee and advisory fee after fee waivers or expense reimbursements of all registered investment companies advised by the Adviser, are set forth at Annex B hereto.

    THE NEW ADVISORY AGREEMENT. The Board of Directors approved the proposed New Advisory Agreement between the Fund and MSAM on March 13, 1997, the form of which is attached as Annex A. The form of the proposed New Advisory Agreement is identical to the Current Advisory Agreement, except for the dates of execution, effectiveness and initial term.

    The investment advisory fee as a percentage of net assets payable by each Portfolio will be the same under the New Advisory Agreement as under the Current Advisory Agreement. If the investment advisory fee under the New Advisory Agreement had been in effect for each Portfolio's most recently completed fiscal year, advisory fee paid to the Adviser by each Portfolio would have been identical to that paid under the Current Advisory Agreement.

    The Board held a meeting on March 13, 1997, at which the Board, including the Independent Directors, unanimously approved the New Advisory Agreement for the Fund and recommended the New Advisory Agreement for approval by the Shareholders of the Fund. The New Advisory Agreement would take effect upon the later to occur of (i) the obtaining of Shareholder approval or (ii) the closing of the Merger. The New Advisory Agreement will continue in effect for an initial two year term and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act.

    In evaluating the New Advisory Agreement, the Board took into account that the Fund's Current Advisory Agreement and the New Advisory Agreement, including their terms relating to the services to be provided thereunder by the Adviser and the fees and expenses payable by the Portfolios, are identical, except for the dates of execution, effectiveness and initial term. The Board also considered other possible benefits to the Adviser and Morgan Stanley, Dean Witter, Discover & Co. that may result from the Merger including the continued use of Morgan Stanley & Co. and Dean Witter

Discover brokers and their affiliates, to the extent permitted by law, for brokerage services.

    The Board also considered the terms of the Merger Agreement and the possible effects of the Merger upon the Adviser's organization and upon the ability of the Adviser to provide advisory services to the Portfolios. The Board considered the skills and capabilities of the Adviser in this regard and the representations of MS Group and Dean Witter Discover that no material change was planned in the current management or facilities of the Adviser. In this regard, the Board was informed of the resources of Morgan Stanley, Dean Witter, Discover & Co. to be made available to the Adviser.

    The Board also considered the effect on the Fund of MSAM becoming an affiliated person of Morgan Stanley, Dean Witter, Discover & Co. Following the Merger, the 1940 Act will prohibit or impose certain conditions on the ability of the Fund to engage in certain transactions with Morgan Stanley, Dean Witter, Discover & Co. and its affiliates. For example, absent exemptive relief, the Fund will be prohibited from purchasing securities from Morgan Stanley & Co. and DWR in transactions in which Morgan Stanley & Co. or DWR acts as a principal. Currently the Fund is prohibited from making such purchases in only those transactions in which Morgan Stanley & Co. or an affiliate acts as principal. The Fund will also have to satisfy certain conditions in order to engage in securities transactions in which Morgan Stanley & Co. or DWR is acting as an underwriter. The Fund is already required to satisfy such conditions when engaging in transactions in which Morgan Stanley & Co. or an affiliate is acting as an underwriter. In this connection, management of the Adviser represented to the Board that it does not believe these prohibitions or conditions will have a material effect on the management or performance of the Portfolios.

    After consideration of the above factors and such other factors and information that the Board deemed relevant, the Board, including the Independent Directors, unanimously approved the New Advisory Agreement with respect to the Fund and voted to recommend its approval to the Shareholders of the Portfolios.

    In the event that Shareholders of a Portfolio do not approve the New Advisory Agreement, the Current Advisory Agreement will remain in effect and the Board will take such action as it deems in the best interest of the Portfolio and its Shareholders, which may include proposing that Shareholders approve an agreement in lieu of the New Advisory Agreement. If the Merger is not consummated, MSAM would continue to serve as investment adviser of each Portfolio pursuant to the terms of the Current Advisory Agreement.

                 THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS
                             A VOTE "FOR" APPROVAL
                         OF THE NEW ADVISORY AGREEMENT.

                             ADDITIONAL INFORMATION

DIRECTORS AND OFFICERS

    Information about the Fund's current Directors and principal executive officers, including their name, position with the Fund, affiliation with MSAM (if any), in the case of Directors, the number of shares of each Portfolio beneficially owned and the percentage of shares of each Portfolio beneficially owned is set forth in the table below. The Directors and Officers of the Fund as a group own less than 1.00% of each Portfolio, except that the Directors and Officers as a group own 1.05% of the Aggressive Equity Portfolio, 3.20% of the Asian Equity Portfolio, 3.91% of the Gold Portfolio and 2.64% of the Latin American Portfolio.

                                                                                         PERCENTAGE
      NAME AND         AFFILIATION WITH MSAM  SHARES OF PORTFOLIO(S) BENEFICIALLY OWNED      OF
 POSITION WITH FUND          (IF ANY)                  AS OF FEBRUARY 28, 1997           PORTFOLIO
---------------------  ---------------------  -----------------------------------------  ----------
Barton M. Biggs        Chairman and Director  Money Market             8,116,524 shares      **
CHAIRMAN OF THE BOARD  of MSAM                                          *131,777 shares
                                              Asian Equity               333,409 shares
                                                                        *165,569 shares
                                              Aggressive Equity           38,714 shares
                                                                          *6,949 shares
                                              Latin American             110,305 shares
                                              Japanese Equity             32,805 shares
                                                                         *22,484 shares
                                              Gold                      *147,525 shares
                                              Emerging Markets            45,748 shares
                                                                          *2,679 shares
                                              Technology                   5,000 shares
                                              High Yield                  *1,727 shares
                                              International Small Cap     *1,910 shares
                                              Value Equity                *6,806 shares

Warren J. Olsen        Principal of MSAM      International Small Cap       *672 shares      **
DIRECTOR AND                                  Money Market                 1,095 shares
PRESIDENT                                                               *208,016 shares

John D. Barrett II     NA                     Emerging Markets             9,167 shares      **
DIRECTOR

Gerard E. Jones        NA                     Active Country              *5,556 shares      **
DIRECTOR                                      Allocation                 *16,084 shares
                                              Asian Equity
                                              Aggressive Equity           11,210 shares
                                                                         *18,798 shares
                                              Emerging Markets            *9,453 shares
                                              High Yield                  21,449 shares
                                                                         *18,761 shares
                                              International Small Cap     *6,183 shares
                                              Japanese Equity            *32,978 shares
                                              Money Market                 4,477 shares
                                                                        *268,076 shares
                                              U.S. Real Estate            *5,517 shares
                                              Value Equity                *9,291 shares

                                                                                         PERCENTAGE
      NAME AND         AFFILIATION WITH MSAM  SHARES OF PORTFOLIO(S) BENEFICIALLY OWNED      OF
 POSITION WITH FUND          (IF ANY)                  AS OF FEBRUARY 28, 1997           PORTFOLIO
---------------------  ---------------------  -----------------------------------------  ----------
Andrew McNally IV      NA                                       None                         **
DIRECTOR

Samuel T. Reeves       NA                     Asian Equity                51,612 shares      **
DIRECTOR                                                                 *57,242 shares
                                              Emerging Markets             4,003 shares
                                              Emerging Markets Debt        7,079 shares
                                                                         *68,973 shares
                                              International Equity        19,160 shares
                                              Money Market                26,801 shares
                                                                             *1,485,770
                                                                                 shares
                                              U.S. Real Estate          *139,529 shares

Fergus Reid            NA                     Active Country              14,828 shares      **
DIRECTOR                                      Allocation                  11,969 shares
                                              Emerging Markets             3,410 shares
                                              Gold Portfolio              15,451 shares
                                              High Yield                   6,198 shares
                                              International Small Cap      7,792 shares
                                              Japanese Equity              4,341 shares
                                              Money Market                 7,972 shares
                                              U.S. Real Estate

Frederick O.           NA                                       None                         **
Robertshaw
DIRECTOR

James W. Grisham       Principal of MSAM                         NA                          **
VICE PRESIDENT

Michael F. Klein       Principal of MSAM                         NA                          **
VICE PRESIDENT

Harold J. Schaaff      Principal, General                        NA                          **
VICE PRESIDENT         Counsel and Secretary
                       of MSAM

Joseph P. Stadler      Vice President of                         NA                          **
VICE PRESIDENT         MSAM

Valerie Y. Lewis       Vice President of                         NA                          **
SECRETARY              MSAM

Karl O. Hartmann       NA                                        NA                          **
ASSISTANT SECRETARY

James R. Rooney        NA                                        NA                          **
TREASURER

Joanna Haigney         NA                                        NA                          **
ASSISTANT TREASURER

------------------------------

 * Indicates shares voting or investing power.
** The Directors and Officers of the Fund as a group own less than 1.00% of each Portfolio, except that the Directors and Officers as a group own 1.05% of the Aggressive Equity Portfolio, 3.20% of the Asian Equity Portfolio, 3.91% of the Gold Portfolio and 2.64% of the Latin American Portfolio.

BENEFICIAL OWNERS

    To the knowledge of Fund Management, as of March 21, 1997, there were no beneficial owners of 5% or more of the outstanding Shares of the Portfolios.

EXPENSES

    MSAM or its affiliates will bear the expense of preparing, printing and mailing the enclosed form of proxy, the accompanying Notice and this Proxy Statement. The Fund will not pay any expenses relating to the Shareholder meeting.

    In order to obtain the necessary quorum at the Meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the Fund, the Adviser or by Shareholder Communications Services, a solicitation firm located in New York, New York that has been engaged to assist in proxy solicitation at an estimated cost of approximately $50,000.

SUBMISSION OF SHAREHOLDER PROPOSALS

    The Fund does not hold annual Shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a Shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of Morgan Stanley Institutional Fund, Inc., c/o Morgan Stanley Asset Management Inc., Legal Department, 1221 Avenue of the Americas, New York, New York 10020.

TRANSACTIONS/AGREEMENTS WITH AFFILIATES

ADMINISTRATION

    Pursuant to an administration agreement between MSAM and the Fund, MSAM provides administrative services to the Portfolios. For its services under the administration agreement with the Fund (the "Administration Agreement"), the Fund pays MSAM a monthly fee which on an annual basis equals 0.15% of the average daily net assets of each Portfolio, plus reimbursement of out-of-pocket expenses. For the fiscal year ended December 31, 1996, the Fund paid administration fees to MSAM of approximately $11,336,992.

CUSTODIAN

    The Chase Manhattan Bank, located at 770 Broadway, New York, NY 10003, is the Fund's custodian for domestic and certain foreign assets. Morgan Stanley Trust Company ("MSTC"), a wholly-owned subsidiary of MS Group and an affiliate of MSAM located at 1 Pierrepont Plaza, Brooklyn, New York

11201, is the Fund's custodian for assets held outside of the United States and certain domestic assets. For the fiscal year ended December 31, 1996, the Fund paid custodial fees to MSTC of approximately $5,527,000.

DISTRIBUTION

    Morgan Stanley & Co., located at 1221 Avenue of the Americas, New York, New York 10020, serves as the Fund's Distributor and provides Class B Shareholders of each applicable Portfolio with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is entitled to receive from each Portfolio, except the International Small Cap, Money Market and Municipal Money Market Portfolios, a distribution fee, which is accrued daily and paid quarterly, at an annual rate of 0.25% of the Class B shares' average daily net assets. The Distributor has agreed to reduce its fees to 0.15% of the Class B shares' average daily net assets for the Fixed Income and Global Fixed Income Portfolios. For the fiscal year ended December 31, 1996, the Fund paid to the Distributor fees of approximately $178,205 pursuant to the Plan.

PORTFOLIO TRANSACTIONS

    MSAM is authorized to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolios and to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Portfolios. The Fund has authorized MSAM to pay higher commissions in recognition of brokerage and research services which, in the opinion of the Adviser, are necessary for the achievement of better execution, provided that the Adviser believes this to be in the best interest of the Fund.

    In purchasing and selling securities for the Portfolios, it is the Fund's policy to seek to obtain quality execution at the most favorable prices, through responsible broker-dealers. In selecting broker-dealers to execute the securities transactions for the Portfolios, consideration will be given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers, and the brokerage and research services which they provide. Some securities considered for investment by a Portfolio may also be appropriate for other clients served by the Adviser. If purchase or sale of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the

Adviser, and the results of such allocations, are subject to periodic review by the Board.

    Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of the Portfolio's portfolio brokerage transactions to Morgan Stanley & Co. or broker affiliates of Morgan Stanley & Co. and, subsequent to the Merger, to DWR or broker affiliates of DWR, in each case under procedures adopted by the Board of Directors. For the fiscal year ended December 31, 1996, the Fund paid brokerage commissions of approximately $826,686 to Morgan Stanley & Co., an affiliated broker-dealer. During the same period, the Fund paid brokerage commissions of approximately $25,718 to DWR. For the fiscal year ended December 31, 1996, commissions paid to Morgan Stanley & Co. represented approximately 5% of the total amount of brokerage commissions paid in such period and were paid on transactions that represented 3.57% of the aggregate dollar amount of transactions that incurred commissions paid by the Fund during such period. During the same period, commissions paid to DWR represented approximately 0.2% of the total amount of brokerage commissions paid in such period and were paid in transactions that represented 0.65% of the aggregate dollar amount of transactions that incurred commissions paid by the Fund during such period.

    Portfolio securities will not be purchased from or through, or sold to or through, the Adviser or Morgan Stanley & Co. or, subsequent to the Merger, DWR or any "affiliated persons," as defined in the 1940 Act, of Morgan Stanley & Co. and DWR when such entities are acting as principals, except to the extent permitted by law.

GENERAL

    The Fund knows of no business other than the Proposal that will be presented for consideration at the Meeting. Management of the Fund does not intend to present and does not have reason to believe that others will present any other items of business at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment. In the event a quorum is present at the Meeting, but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of Shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of affirmative votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

    A list of Shareholders of the Fund entitled to be present and vote at the Meeting will be available at the offices of MSAM at 1221 Avenue of the Americas, New York, New York 10020 for inspection by any Shareholder during regular business hours for ten days prior to the date of the Meeting.

    IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                 VALERIE Y. LEWIS
                                 Secretary

March 31, 1997

                                                                         ANNEX A

                     FORM OF INVESTMENT ADVISORY AGREEMENT

                         INVESTMENT ADVISORY AGREEMENT

    AGREEMENT made this           by and between Morgan Stanley Institutional
Fund, Inc., a Maryland corporation (the "Fund") and Morgan Stanley Asset Management Inc., a Delaware corporation (the "Adviser").

    1. DUTIES OF ADVISER. The Fund hereby appoints the Adviser to act as investment adviser to the Fund's Money Market Portfolio, Municipal Money Market Portfolio, Emerging Growth Portfolio, Emerging Markets Portfolio, Emerging Markets Debt Portfolio, Active Country Allocation Portfolio, U.S. Real Estate Portfolio, Equity Growth Portfolio, MicroCap Portfolio, Aggressive Equity Portfolio, Small Cap Value Equity Portfolio, Value Equity Portfolio, Balanced Portfolio, Gold Portfolio, Global Equity Portfolio, International Equity Portfolio, International Small Cap Portfolio, Asian Equity Portfolio, European Equity Portfolio, Japanese Equity Portfolio, Latin American Portfolio, International Magnum Portfolio, Fixed Income Portfolio, Global Fixed Income Portfolio, Municipal Bond Portfolio, Mortgage-Backed Securities Portfolio, High Yield Portfolio, Technology Portfolio, China Growth Portfolio and such other Portfolios as may be offered by the Fund, for the period and on such terms set forth in this Agreement. The Fund employs the Adviser to manage the investment and reinvestment of the assets of the Fund's Portfolios, to continuously review, supervise and administer the investment program of each of the Portfolios, to determine in its discretion the securities to be purchased or sold and the portion of each such Portfolio's assets to be held uninvested, to provide the Fund with records concerning the Adviser's activities which the Fund is required to maintain, and to render regular reports to the Fund's officers and Board of Directors concerning the Adviser's discharge of the foregoing responsibilities. The Adviser shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Directors of the Fund, and in compliance with the objectives, policies and limitations set forth in the Fund's prospectus and applicable laws and regulations. The Adviser accepts such employment and agrees to render the services and to provide, at its own expense, the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

    2. PORTFOLIO TRANSACTIONS. The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of securities for each of the Fund's Portfolios and is directed to use its best efforts to obtain the best available price and most favorable execution, except as prescribed herein. Unless and until otherwise directed by the Board of Directors of the Fund, the Adviser may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Fund. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise. The Adviser will promptly communicate to the officers and Directors of the Fund such information relating to portfolio transactions as they may reasonably request.

    3. COMPENSATION OF THE ADVISER. For the services to be rendered by the Adviser as provided in Section 1 of this Agreement, the Fund shall pay to the Adviser at the end of each of the Fund's fiscal quarters, an advisory fee calculated by applying a quarterly rate, based on the following annual percentage rates, to each Portfolio's average daily net assets for the quarter:

    In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current fiscal quarter as a percentage of the total number of days in such quarter as a percentage of the total number of days in such quarter.

    4. OTHER SERVICES. At the request of the Fund, the Adviser in its discretion may make available to the Fund office facilities, equipment, personnel and other services. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Adviser and billed to the Fund at the Adviser's cost.

    5. REPORTS. The Fund and the Adviser agree to furnish to each other current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

    6. STATUS OF ADVISER. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others.

    7. LIABILITY OF ADVISER. In the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties hereunder, (ii) reckless disregard by the Adviser of its obligations and duties hereunder, or (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act of 1940 ("1940 Act"), the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error or judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of any Portfolio of the Fund.

    8. PERMISSIBLE INTERESTS. Subject to and in accordance with the Articles of Incorporation of the Fund and the Articles of Incorporation of the Adviser, Directors, officers, agents and shareholders of the Fund are or may be interested in the Adviser (or any successor thereof) as Directors, officers, agents, shareholders or otherwise; Directors, officers, agents and shareholders of the Adviser are or may be interested in the Fund as Directors, officers, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the Fund as a shareholder or otherwise; and that the effect of any such interrelationships shall be governed by said Articles of Incorporation and the provisions of the 1940 Act.

    9.  DURATION AND TERMINATION.  This Agreement, unless sooner terminated as
provided herein, shall continue until the earlier of           or the date of
the first annual or special meeting of the shareholders of the Fund and, if approved by a majority of the outstanding voting securities of each Portfolio of the Fund, thereafter shall continue for periods of one year so long as such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of each Portfolio of the Fund; PROVIDED HOWEVER, that if the holders of any Portfolio fail to approve the Agreement as provided herein, the Adviser may continue to serve in such capacity in the manner and to the extent permitted by the 1940 Act and Rules thereunder. This Agreement may be terminated by any Portfolio of the Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio on 60 days' written notice to the Adviser. This Agreement may be terminated by the Adviser at any time, without the payment of any penalty, upon 90 days' written notice to the Fund. This agreement will automatically and immediately terminate in the event of its assignment, PROVIDED that an assignment to a corporate successor to all or substantially all of the Adviser's business or to a wholly-owned subsidiary of such corporate successor which does not result in a change of actual control of the Adviser's business shall not be deemed to be an assignment for the purposes of this Agreement. Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at any office of such party and shall be deemed given when received by the addressee.

    As used in this Section 9, the terms "assignment", "interested persons", and "a vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the 1940 Act.

    10. AMENDMENT OF AGREEMENT. This Agreement may be amended by mutual consent, but the consent of the Fund must be approved (a) by vote of a majority of those members of the Board of Directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) by vote of a majority of the outstanding voting securities of each Portfolio of the Fund.

    11. USE OF NAME. The Fund agrees that if this Agreement is terminated and the Adviser shall no longer be the adviser to the Fund, the Fund will, within a reasonable period of time, change its name to delete reference to "Morgan Stanley".

    12. SEVERABILITY. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

    13. APPLICABLE LAW. This Agreement shall be construed in accordance with the laws of the State of New York, PROVIDED, HOWEVER, that nothing herein shall be construed as being inconsistent with the 1940 Act.

    14. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized as of the day and year first written above.

MORGAN STANLEY ASSET MANAGEMENT    MORGAN STANLEY INSTITUTIONAL
  INC.                               FUND, INC.

By:                                By:

                                                                         ANNEX B

    The following tables indicate the name, net assets as of December 31, 1996, contractual advisory fee and net advisory fee after fee waivers or expense reimbursements for the last fiscal year for the Portfolios, as well as other registered investment companies advised by MSAM. Except with respect to the U.S. Registered Closed-End Funds, MSAM has voluntarily agreed to a reduction in the fees payable to it and to reimburse each portfolio, if necessary, if payment of advisory fees would cause the total annual operating expenses of each portfolio to exceed certain maximums.

                    MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                                         CONTRACTUAL    NET ADVISORY FEES
                                                           RATE OF        AFTER EXPENSE
                                       ASSETS AS OF       ADVISORY      REIMBURSEMENTS OR
PORTFOLIO                                12/31/96          FEES(2)         FEE WAIVERS
------------------------------------  ---------------  ---------------  -----------------
Active Country Allocation
  Portfolio.........................  $   183,866,164          0.65%             0.36%
Aggressive Equity Portfolio.........       77,289,407          0.80%             0.56%
Asian Equity Portfolio..............      374,522,755          0.80%             0.55%
Balanced Portfolio..................        8,189,270          0.50%             0.00%
China Growth Portfolio (1)..........        N/A                1.25%              N/A
Emerging Growth Portfolio...........       66,789,901          1.00%             0.95%
Emerging Markets Portfolio..........    1,321,363,055          1.25%             1.25%
Emerging Markets Debt Portfolio.....      156,419,732          1.00%             1.00%
Equity Growth Portfolio.............       66,789,901          0.60%             0.36%
European Equity Portfolio...........      181,009,746          0.80%             0.64%
Fixed Income Portfolio..............      132,194,980          0.35%             0.20%
Global Equity Portfolio.............       84,224,959          0.80%             0.65%
Global Fixed Income Portfolio.......      114,446,527          0.40%             0.18%
Gold Portfolio......................       29,180,247          1.00%             0.52%
High Yield Portfolio................      101,321,211          0.50%             0.43%
International Equity Portfolio......    2,269,491,236          0.80%             0.78%
International Magnum Portfolio......      108,463,901          0.80%             0.26%
International Small Cap Portfolio...      234,743,343          0.95%             0.87%
Japanese Equity Portfolio...........      155,659,538          0.80%             0.73%
Latin American Portfolio............       31,740,977          1.10%             0.62%
MicroCap Portfolio (1)..............        N/A                1.00%              N/A
Money Market Portfolio..............    1,284,371,173          0.30%             0.30%
Mortgage-Backed Securities Portfolio
  (1)...............................        N/A                0.35%              N/A
Municipal Bond Portfolio............       40,295,907          0.35%             0.07%
Municipal Money Market Portfolio....      721,240,884          0.30%             0.30%
Small Cap Value Equity Portfolio....       25,659,189          0.85%             0.53%
Technology Portfolio................        5,077,462          1.00%             0.00%
U.S. Real Estate Portfolio..........      219,140,369          0.80%             0.66%
Value Equity Portfolio..............      108,683,175          0.50%             0.42%

--------------------------

(1) Portfolio had not commenced operations as of December 31, 1996.

(2) As a percentage of average daily net assets

*   No fee waiver in effect

                           MORGAN STANLEY FUND, INC.

                                                                        NET ADVISORY
                                                        CONTRACTUAL      FEES AFTER
                                                          RATE OF          EXPENSE
                                       ASSETS AS OF      ADVISORY      REIMBURSEMENTS
FUND                                     12/31/96         FEES(2)      OR FEE WAIVERS
-------------------------------------  -------------  ---------------  ---------------
Aggressive Equity Fund...............  $  19,194,919          0.90%            0.50%
American Value Fund..................    481,199,603          0.85%            0.54%
Asian Growth Fund....................    423,229,234          1.00%            1.00%
Emerging Markets Fund................    128,640,271          1.25%            0.84%
Emerging Markets Debt Fund...........       N/A               1.25%             N/A
Equity Growth Fund (1)...............       N/A               0.70%             N/A
European Equity Fund (1).............       N/A               1.00%             N/A
Global Equity Fund (1)...............       N/A               1.00%             N/A
Global Equity Allocation Fund........    156,402,540          1.00%            0.64%
Global Fixed Income Fund.............     10,452,774          0.75%            0.04%
Government Obligations Money Market
  Fund...............................    116,815,884          0.45%(3)         0.41%
                                                              0.40%(4)
                                                              0.35%(5)
Growth and Income Fund (1)...........       N/A               1.00%             N/A
High Yield Fund......................     14,794,857          0.75%            0.42%
International Magnum Fund............     16,490,305          0.80%            0.80%
Japanese Equity Fund (1).............       N/A               1.00%             N/A
Latin American Fund..................     28,891,074          1.25%            0.07%
Money Market Fund....................    254,854,113          0.45%(3)         0.36%
                                                              0.40%(4)
                                                              0.35%(5)
Tax-Free Money Market Fund (1).......       N/A               0.45%(3)          N/A
                                                              0.40%(4)
                                                              0.35%(5)
U.S. Real Estate Fund................     14,131,988          1.00%            0.70%
Worldwide High Income Fund...........    144,780,814          0.75%            0.61%

--------------------------

(1) Portfolio had not commenced operations as of December 31, 1996.

(2) As a percentage of average daily net assets

(3) As a percentage of first $250 million

(4) As a percentage of next $250 million

(5) As a percentage of excess over $500 million

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.

                                                         CONTRACTUAL    NET ADVISORY FEES
                                                           RATE OF        AFTER EXPENSE
                                         ASSETS AS OF     ADVISORY      REIMBURSEMENTS OR
PORTFOLIO                                  12/31/96        FEES(2)         FEE WAIVERS
---------------------------------------  ------------  ---------------  -----------------
Asian Equity Portfolio (1).............      N/A               0.80%(3)        N/A
                                                               0.75%(4)
                                                               0.70%(5)

Emerging Market Debt Portfolio (1).....      N/A               0.75%(3)        N/A
                                                               0.70%(4)
                                                               0.65%(5)

Emerging Markets Equity Portfolio......    11,786,569          1.25%(3)          0.31%
                                                               1.20%(4)
                                                               1.15%(5)

Global Equity Portfolio (1)............      N/A               0.80%(3)        N/A
                                                               0.75%(4)
                                                               0.70%(5)

Growth Portfolio (1)...................      N/A               0.55%(3)        N/A
                                                               0.50%(4)
                                                               0.45%(5)

International Magnum Portfolio (1).....      N/A               0.80%(3)        N/A
                                                               0.75%(4)
                                                               0.70%(5)

Money Market Portfolio (1).............      N/A               0.30%(3)        N/A
                                                               0.25%(4)
                                                               0.20%(5)

U.S. Real Estate Portfolio.............      N/A               0.80%(3)        N/A
                                                               0.75%(4)
                                                               0.70%(5)

--------------------------

(1) Portfolio had not commenced operations as of December 31, 1996.

(2) As a percentage of average daily net assets

(3) As a percentage of first $500 million

(4) As a percentage of next $500 million

(5) As a percentage of excess over $1 billion

                       U.S. REGISTERED CLOSED-END FUNDS*

                                                                          CONTRACTUAL
                                                                            RATE OF
                                                         ASSETS AS OF      ADVISORY
COMPANY                                                    12/31/96         FEES(1)
-------------------------------------------------------  -------------  ---------------
Morgan Stanley Africa Investment Fund, Inc.............  $ 260,522,375          1.20%
Morgan Stanley Asia-Pacific Fund, Inc..................    856,422,087          1.00%
Morgan Stanley Emerging Markets Fund, Inc..............    358,394,428          1.25%
Morgan Stanley Emerging Markets Debt Fund, Inc.........    372,677,758          1.00%
Morgan Stanley Global Opportunity Fund, Inc............     61,590,818          1.00%
Morgan Stanley India Investment Fund, Inc..............    314,423,032          1.10%
Morgan Stanley Russia & New Europe Fund, Inc...........    103,944,599          1.60%

The Brazilian Investment Fund, Inc.....................     48,856,226          0.90%(2)
                                                                                0.70%(3)
                                                                                0.50%(4)
The Latin America Discovery Fund, Inc..................    171,586,180          1.15%

The Malaysia Fund, Inc.................................    187,762,289          0.90%(2)
                                                                                0.70%(3)
                                                                                0.50%(4)
The Morgan Stanley High Yield Fund, Inc................    126,330,034          0.70%
The Pakistan Investment Fund, Inc......................     55,399,039          1.00%

The Thai Fund, Inc.....................................    204,208,935          0.90%(2)
                                                                                0.70%(3)
                                                                                0.50%(4)

The Turkish Investment Fund, Inc.......................     36,937,008          0.95%(2)
                                                                                0.75%(3)
                                                                                0.55%(5)

--------------------------

(1) As a percentage of average weekly net assets

(2) As a percentage of first $50 million

(3) As a percentage of next $50 million

(4) As a percentage of excess over $100 million

* No voluntary fee waivers are in effect with regard to any U.S. Registered Closed-End Fund

                    MORGAN STANLEY INSTITUTIONAL FUND, INC.
             PROXY FOR SPECIAL MEETING OF SHAREHOLDERS, MAY 1, 1997

    The undersigned Shareholder(s) of the Morgan Stanley [NAME OF PORTFOLIO] Portfolio (the "Portfolio") of Morgan Stanley Institutional Fund, Inc. (the "Fund") hereby appoint(s) Warren J. Olsen, Harold J. Schaaff, Jr., Michael F. Klein and Valerie Y. Lewis and each of them (with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders of the Fund to be held on May 1, 1997, and any adjournments thereof, to vote all of the shares of the Portfolio that the signer would be entitled to vote if personally present at the Special Meeting of Shareholders on the following Proposal and on any other matters brought before the Meeting, all as set forth in the Notice of Special Meeting of Shareholders and Proxy Statement of the Board of Directors. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as checked below upon the following matters:

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND
        AND WILL BE VOTED "FOR" THE PROPOSAL UNLESS OTHERWISE INDICATED.

    Please vote by filling in the appropriate box below, as shown, using blue or black ink or dark pencil. Do not use red ink.

    Proposal: Approval of the investment advisory agreement by and between Morgan Stanley Institutional Fund, Inc. and Morgan Stanley Asset Management Inc.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

    In accordance with their own discretion, the proxies are authorized to vote on such other business as may properly come before the Special Meeting.

    ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS FOR THE PROPOSAL.

    THE UNDERSIGNED ACKNOWLEDGES RECEIPT WITH THIS PROXY OF A COPY OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT OF THE BOARD OF DIRECTORS. YOUR PROXY CARD MUST BE SIGNED BELOW FOR YOUR VOTE TO BE COUNTED.

    Please date, sign and return promptly.

                                           Dated: ________________________, 1997

                                           YOUR SIGNATURE(S) ON THIS PROXY
                                           SHOULD BE EXACTLY AS YOUR NAME OR
                                           NAMES APPEAR ON THIS PROXY. IF THE
                                           SHARES ARE HELD JOINTLY, EACH HOLDER
                                           SHOULD SIGN. IF SIGNING IS BY
                                           ATTORNEY, EXECUTOR, ADMINISTRATOR,
                                           TRUSTEE OR GUARDIAN, PLEASE PRINT
                                           YOUR FULL TITLE BELOW YOUR SIGNATURE.

                                           _____________________________________

                                           Signature

                                           _____________________________________

                                           Signature